EXHIBIT 10.30
THE SYMBOL “[*****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 010

AMENDMENT No. 010, signed as of February 11, 2022 (the “Amendment No. 010 Effective Date”), to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, entered into on March 23, 2011 (the "CONTRACT") by and between United States Enrichment Corporation ("USEC") and TENEX, Joint-Stock Company ("TENEX") (formerly, Joint Stock Company “TENEX” or “Techsnabexport”). USEC and TENEX are referred to herein individually as a "Party" and collectively as the "Parties". Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the CONTRACT.

    WHEREAS, the State Atomic Energy Corporation “ROSATOM” and the U.S. Commerce Department have agreed to amend the Russian Uranium Suspension Agreement (as defined in the CONTRACT) (the “2020 RSA Amendment”); and

    WHEREAS, the Parties wish to amend the CONTRACT to meet the requirements of [******] Appendix 5 of the RSA, added by the 2020 RSA Amendment and to make other conforming changes;

    NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, which the Parties acknowledge is sufficient and intending to be legally bound hereby, the Parties agree as follows, pursuant to Section 20.04 of the CONTRACT:

    SECTION 1.     For Delivery Years after 2020, references in the CONTRACT to the “U.S. Consumption Quota” available to USEC, the “Initial USEC U.S. Consumption Quota Amount”, “U.S. Consumption Quota Amounts” available to USEC, “U.S. Consumption Quota Allocation” to USEC, or similar terms shall be deemed to also refer to the “USEC Export Limit Allocation” in the 2020 RSA Amendment.

SECTION 2.    The following provisions of the CONTRACT are hereby amended:

    2.01    The phrase “Incoterms 2000”, wherever it appears in the CONTRACT, is hereby replaced with “Incoterms 2020”. For the avoidance of doubt, wherever an Incoterm appears without reference to a year, it is the Parties’ intention that the term in Incoterms 2020 be used.

    2.02    The phrases “DES USEC’s Vessel St. Petersburg” or “DES St. Petersburg, Russia”, wherever either of them appears in the CONTRACT, are hereby replaced with “DAP USEC’s Vessel St. Petersburg, Russia”.

2.03    The text of Section 1.24 of the CONTRACT is hereby replaced with the following:

“DAP USEC’s Vessel St. Petersburg, Russia:
the Incoterms 2020 term applicable to the Delivery to TENEX under the terms of this CONTRACT of (a) empty Cylinders for EUP, (b) Sample Containers, (c) Overpacks, and (d) supplies that the Parties agree pursuant to Appendix D1 are necessary for the implementation of EUP Deliveries under the CONTRACT, e.g. seals, wires, ball-lock pins, etc.”

EXHIBIT 10.30

2.04    The text of Section 3.02(b) of the CONTRACT is hereby replaced with the following:

“To the extent not all of the Transferable SWU quantities in Row 3 of Table 1B are ordered to be Delivered before Delivery Year 2023 (such unordered portion of the Transferable SWU quantities being defined as the “Remaining SWU”), USEC shall order the Remaining SWU quantities plus Compensatory Purchases under Section 3.02(c) (together, the “Post-2022 Quantities”) for Delivery in EUP during the period 2023 through 2028 subject to Section 3.02 (d) and the following conditions:

•*** .

•***:

◦***; or
◦***.

•***.

•In any case, the total quantities to be ordered under the CONTRACT for Delivery within the period 2023 through 2028 under this Section 3.02 shall not exceed the Post-2022 Quantities. The Parties acknowledge that the amount of the Post-2022 Quantities are determined in accordance with the CONTRACT (as in effect prior to Amendment No. 010 to the CONTRACT) and Amendment No. 010 is not intended to anyhow affect the mechanism of determination of the amount of the Post-2022 Quantities as stipulated in the CONTRACT (as in effect prior to Amendment No. 010). With respect to the Post-2022 Quantities, Amendment No. 10 is only intended to amend and clarify the terms governing the period during which the Post-2022 Quantities are to be Delivered.”`

2.05    In Section 3.02(c) and (d) of the CONTRACT, the phrase “***” is hereby replaced with ***.

2.06    In Section 6.01, the following paragraph is hereby inserted at the end of Section 6.01(c)(i):

“The Parties acknowledge that this Feed Price is used solely for administrative purposes. Because USEC Delivers Natural Uranium as UF6 to satisfy its obligation to make a Payment in Kind for the Feed Component in the EUP Delivered to USEC (including the Feed Component in the Sample Containers Delivered to USEC), the transaction between the Parties is intended by them to be a sale of SWU to USEC, with return of Natural Uranium to TENEX. No pecuniary payments are made in respect of the Feed Price.”

2.07    Section 6.02 is hereby replaced with the following:

“The SWU Component of the EUP in any Sample Containers provided to USEC pursuant to Appendix E1 shall be paid for by USEC at the unit SWU Price applicable to the sampled EUP multiplied by the quantity of SWU in the sample, including fractional SWU. USEC shall make a Payment in Kind for the Feed Component of the EUP in any Sample Containers provided to USEC pursuant to Appendix E2. USEC shall not be obligated to make a pecuniary payment or Payment in Kind for the EUP contained in Official Samples not Delivered to USEC.”

2.08    Section 7.02(a) is hereby replaced with the following:

EXHIBIT 10.30

“(a)    Unless otherwise Agreed, [*******]

(i)[*****]

(ii)[*****]

(iii) [*****]

(iv) [*****]

(v)    In all cases, USEC shall not be obligated to document the Related Natural Uranium in any manner that would (x) violate the RSA or any implementing instruction, such as a statement of administrative intent, or (y) impair USEC’s ability to use the USEC Export Limit, any U.S. Consumption Quota Amounts, the U.S. Reexport Quota Amounts and other authority under the RSA or the Domenici Amendment (as defined in Article 8 or other applicable U.S. law), allocated to USEC, now or in the future, under this CONTRACT or the RSA for the purposes of delivery to its Customers either for consumption in the United States of EUP containing Russian-origin SWU or for processing of such EUP and reexport from the United States.”

2.09    The text of the first paragraph of Section 8.01 is hereby replaced with the following:

“The Parties recognize that the export of EUP produced in the Russian Federation to the United States is subject to limitations under the Russian Uranium Suspension Agreement, and the import of such EUP into the United States is subject to limitations under the terms of Section 8118 of the Consolidated Security, Disaster Assistance, and Continuing Appropriations Act, 42 U.S.C. 2297h et seq. (2008), as amended by Section 2007 of the Consolidated Appropriations Act, 2021 (such provisions, the “Domenici Amendment”). The authority to export or import subject to quantitative limitations under the Russian Uranium Suspension Agreement or the Domenici Amendment are referred to herein as, respectively, “export limits” or “import quotas” and collectively, as “quotas”. The Parties shall implement and interpret this CONTRACT in compliance with the Russian Uranium Suspension Agreement and the Domenici Amendment.”

2.10    The following new Section 16.05 is hereby added to Article 16 of the CONTRACT:

“16.05    All information marked as Confidential Information shall be sent only through secure channels, or with password protection, including, but not limited to, the Notice of Delivery required in accordance with Section 5.02.”

2.11    The following new Section 18.10 is hereby added to Article 18 of the CONTRACT:

“18.10    For the avoidance of doubt, this Article 18 shall survive the expiration or termination of this CONTRACT.”

SECTION 3: The Parties further agree to the technical amendments in Attachment 1 and to replace provisions of the CONTRACT listed in Attachment 2 with the word “Reserved.”

EXHIBIT 10.30

SECTION 4. This Amendment No. 010 shall take effect upon signature by the Parties. Except as amended hereby, the CONTRACT, as in effect on the Amendment No. 010 Effective Date, shall remain unchanged and in full force and effect.

SECTION 5. This Amendment may be executed in multiple counterparts, which taken together will constitute an original without the necessity of both Parties signing the same page or the same physical documents, and may be executed by signatures to electronically or telephonically transmitted counterparts in lieu of original printed or photocopied documents. Signatures transmitted by facsimile or by electronic mail via a Portable Document Format (PDF) file shall be considered original signatures.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 010 as of the Amendment No. 010 Effective Date.

Signed for and on behalf of TENEX, Joint-Stock Company	Signed for and on behalf of United States Enrichment Corporation

(signature)	(signature) John M.A. Donelson
(name)	Senior Vice President, Sales and Chief Marketing Officer

EXHIBIT 10.30
Attachment 1:     Technical Amendments

In addition to the modifications of the CONTRACT made in the main text of this Amendment no. 10, the Parties agree to following additional modifications of the CONTRACT:

Applicable Provision(s) of the CONTRACT	Modification
Section 1.16	The following is hereby deleted: [*****]
Section 1.22
The text is hereby replaced with the following:
“Delivery Year:
a calendar year in Column 1B of Table 1 or any other calendar year (i.e., a consecutive twelve month period beginning on January 1 and ending on December 31, inclusive) in which USEC has a right or obligation to purchase SWU under this CONTRACT.”

Section 1.29	[*****]
Section 1.44	The phrase “DES A4” is hereby replaced with “DAP A4” in Section 1.44(b).
Section 3.01	The last paragraph is hereby deleted.
Section 3.02
The phrase “period 2016-2026” in the first sentence of Section 3.02 is hereby replaced with “period 2016-2028.”

In addition, the phrase “Delivery Years 2023-26” in the first sentence of Section 3.02(c) and in Section 3.02(c)(x) is hereby replaced with “Delivery Years 2023-2028”, the phrase “in Delivery Years 2023-2026” in Section 3.02(c)(y) is hereby replaced with “in Delivery Years 2023-2028”, and the phrase “or in 2027” is hereby replaced with “or in 2027, and if necessary, in 2028”.

Finally, all text of Section 3.02 after the sentence “There shall be no additional compensation in SWU owed for the deferral of such excess.” is hereby deleted.

Section 4.05	[*****]
Section 4.06	[*****]
Section 6.08
The phrase “or in effecting a pecuniary payment for EUP in Sample Containers” in item (a) is hereby replaced with “, including a pecuniary payment for the SWU contained in the EUP in Sample Containers”.

Section 6.10	The reference to Section 6.02 is hereby deleted.
Section 7.02(c)	The phrase “under Section 7.02(a), Section 7.02(b), Section 7.02(h) or Section 7.02(j)” is hereby replaced with “under Section 7.02(a) or Section 7.01(b)”.
Section 7.02(f)	[*****]
Section 7.02(g)	The phrase “under Section 7.02(b), Section 7.02(c) and Section 7.02(j)” is hereby replaced with “under Section 7.02(b) and Section 7.02(c)” in three places.
Section 7.03	[*****]
Section 7.04	[*****]

EXHIBIT 10.30

Section 7.09	The phrase “, Section 7.02(h) or Section 7.02(j)” is hereby deleted in two places
Section 7.10	The text of Section 7.10 is hereby replaced with the following: “All Related Natural Uranium Delivered pursuant to Section 7.02 shall be Conforming Material. [*****]”
Section 11.02	The phrase “TENEX is obligated to sell to USEC under Section 3.01” is hereby replaced with “TENEX is obligated to sell to USEC under Article 3”.
Paragraph B-2(b) of Appendix B
The text of Paragraph B-2(b) is hereby replaced with the following:
“The nominal quantity of EUP (in KgU) to be Delivered by TENEX, its nominal SWU Component and Feed Component pursuant to the Order and if the EUP is to be imported into the United States under the USEC Export Limits, the nominal U-235 content of the EUP;”

Paragraphs B-2(h) and B-2(j) of Appendix B	The phrase “pursuant to Section 7.02(a), Section 7.02(b), Section 7.02(c) or Section 7.02(h)” is hereby replaced with “Section 7.02(a), Section 7.02(b) or Section 7.02(c)”.
Paragraph B-2(k) and all remaining text of Paragraph B-2 thereafter prior to the sentence beginning with “For purposes of Paragraphs B-1 and B-2,”
The “and” is hereby moved from the end of Paragraph B-2(k) to the end of Paragraph B-2(l), and the following new Paragraph B-2(m) is hereby inserted after Paragraph B-2(l):

“(m)    If the ordered Enriched Product will be imported into the United States for delivery to a U.S. utility, the date of approval of the USEC contract with its U.S. Customer by the U.S. Department of Commerce.”

Paragraph E2-2	[*****]
Paragraph E2-3	[*****]
Paragraph E2-5	[*****]
Paragraph H-7A	Paragraph H-7A is hereby deleted.
Paragraph H-9(a) of Appendix H	[*****]
“Note” at the end of Paragraph H-9 of Appendix H,	[*****]
Appendix L	[*****]
Appendix M	[*****]

EXHIBIT 10.30

Attachment 2:    Reserved Provisions

The text of the following provisions of CONTRACT shall be replaced with “Reserved.”:

Section 1.18(iii)

Section 1.35 and Section 1.44 (f) and (g)

Section 3.02(a)

Sections 3.05-3.06

Sections 4.03(d), (g) and (h)

Sections 5.07, 5.08 and 5.09

Section 6.01(d)

Sections 7.02(h), (i) and (j)

Section 7.03(a)(iii)

Section 7.03(e).

Section 7.05

Section 7.06

Appendix E3

Paragraph H-9(e)(iv) and (v) of Appendix H

Paragraphs I-1, I-2(a), I-2(b), I-2(c) and I-3 of Appendix I

Paragraph N-5(d) of Appendix N

Appendix O1 and Appendix O2